Rising Rates Opportunity ProFund®

Prospectus

May 1, 2004

Like shares of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

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ProFunds

2	Rising Rates Opportunity ProFund®

4	Strategies and Risks

8	General ProFunds Information

10	Shareholder Services Guide

19	ProFunds Management

20	Financial Highlights

RISING RATES OPPORTUNITY PROFUND®

Investment Objective. Rising Rates Opportunity ProFund® seeks daily investment results, before fees and expenses, that correspond to one and one-quarter times (125%) the inverse (opposite) of the daily price movement of the most recently issued 30-year U.S. Treasury Bond (“Long Bond”). In accordance with its stated objective, the net asset value of Rising Rates Opportunity ProFund generally should decrease as interest rates fall.

If Rising Rates Opportunity ProFund is successful in meeting its objective, its net asset value should gain approximately one and one-quarter times as much, on a percentage basis, as any daily decrease in the price of the Long Bond on a given day. Conversely, its net asset value should lose approximately one and one-quarter times as much, on a percentage basis, as any daily increase in the price of the Long Bond on a given day.

Principal Investment Strategy. Rising Rates Opportunity ProFund takes positions in debt instruments and/or financial instruments that, in combination, should have similar daily return characteristics as one and one-quarter times (125%) the inverse of the daily return of the Long Bond. Rising Rates Opportunity ProFund will employ leveraged investment techniques in seeking its investment objective.

Principal Risk Considerations. The principal risks of investing in Rising Rates Opportunity ProFund are active investor risk, market risk, debt instrument risk, inverse correlation risk, correlation risk, leverage risk, liquidity risk, aggressive investment technique risk, non-diversification risk, interest rate risk, short sale risk, repurchase agreement risk and volatility risk.

An investment in Rising Rates Opportunity ProFund is not a deposit of a bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Rising Rates Opportunity ProFund is not guaranteed to achieve its investment objective, and an investment in Rising Rates Opportunity ProFund could lose money. Rising Rates Opportunity ProFund is not a complete investment program.

For more information on Rising Rates Opportunity ProFund’s investment strategies and risks, including a description of the terms in bold, please refer to “Strategies and Risks” on the next page.

Fund Performance. The bar chart below shows the performance of Rising Rates Opportunity ProFund Investor Class Shares for the latest calendar year. The table below provides an indication of the risks of investing in Rising Rates Opportunity ProFund by comparing average annual total returns for the Investor Class Shares and Service Class Shares to a broad measure of market performance and to the Fund’s benchmark index. Past performance, before and after taxes, is no guarantee of future results.

Average annual total returns are shown on a before and after-tax basis for Investor Class Shares only. After-tax returns for Service Class Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold ProFund shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of ProFund shares.

Annual Return as of December 31

2003 -3.71%

During the period covered in the bar chart, the highest return on Investor Class Shares of Rising Rates Opportunity ProFund for one quarter was 3.51% (quarter ended September 30, 2003) and the lowest return was -7.03% (quarter ended June 30, 2003).

Average Annual Total Returns As of December 31, 2003	One Year	Since Inception	Inception Date
Investor Class Shares			05/01/02
- Before Taxes	-3.71%	-13.29%
- After Taxes on Distributions	-3.71%	-13.29%
- After Taxes on Distributions and Sale of Shares	-2.41%	-11.21%
Service Class Shares(1)	-4.61%	-13.90%	05/01/02

Lehman Brothers U.S. Treasury: Long-Term Total Return Index(2)	2.20%	9.40%	05/01/02
Most recently issued Long Bond(3)	0.77%	9.71%	05/01/02

(1)	Reflects no deduction for taxes.

(2)	The Lehman Brothers U.S. Treasury: Long-Term Total Return Index is a unmanaged index that consists of public obligations of the U.S. Treasury that have remaining maturities of ten years or more and at least $150 million par amount outstanding. The index reflects both price return and yield and is calculated assuming the reinvestment of coupon payments. It does not reflect a deduction for fees, expenses or taxes.

(3)	Reflects no deduction for fees, expenses or taxes. Total return is calculated assuming reinvestment of coupon payments.

Fees and Expenses of the Fund. The table below describes the fees and expenses you may pay if you buy and hold shares of Rising Rates Opportunity ProFund.

Shareholder Fees (fees paid directly from your investment)

Wire Redemption Fee (This charge may be waived at the discretion of ProFunds.) $10

Annual Fund Operating Expenses (as a percentage of average daily net assets)	Investor Class (RRPIX)	Service Class (RRPSX)
Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses	0.82%	0.82%

Total Annual ProFund Operating Expenses	1.57%	2.57%

Example: This example is intended to help you compare the cost of investing in Rising Rates Opportunity ProFund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

	One Year	Three Years	Five Years	Ten Years
Investor Class	$160	$496	$855	$1,867
Service Class	$260	$799	$1,365	$2,905

STRATEGIES AND RISKS

Discussion of Principal Strategies

Rising Rates Opportunity ProFund is designed to correspond to a daily benchmark, before fees and expenses. In seeking to achieve Rising Rates Opportunity ProFund’s investment objective, ProFund Advisors uses a mathematical approach to investing to determine the type, quantity and mix of investment positions that Rising Rates Opportunity ProFund should hold to approximate the performance of its benchmark. ProFund Advisors does not invest the assets of the Rising Rates Opportunity ProFund in securities or financial instruments based on ProFund Advisors’ view of the investment merit of a particular security or instrument, nor does it conduct conventional security research or analysis, or forecast market movement or trends in managing the assets of Rising Rates Opportunity ProFund. The investment objective of Rising Rates Opportunity ProFund is non-fundamental and may be changed without shareholder approval.

In seeking to achieve its investment objective, Rising Rates Opportunity ProFund:

•	takes positions in securities and other financial instruments that ProFund Advisors believes should simulate the movement of its benchmark;

•	may not have direct investment exposure to the actual security underlying its benchmark;

•	may utilize a variety of financial instruments in pursuing its investment objective, including investment contracts whose value is derived from the value of an underlying security, interest rate or index;

•	seeks to remain fully invested at all times in securities or financial instruments that in combination provide exposure to its benchmark security without regard to market conditions, trends or direction;

•	may use a variety of securities, investment strategies and techniques in pursuit of its investment objective and may invest in securities or instruments other than its benchmark security if ProFund Advisors believes it is appropriate in view of the ProFund’s investment objective;

•	may substitute a different security for the security underlying its benchmark;

•	does not take temporary defensive positions; and

•	does not seek to provide correlation with its benchmark over a period of time other than daily.

Discussion of Principal and Other Risks

Like all investments, investing in Rising Rates Opportunity ProFund entails risks. Many factors affect the value of an investment in Rising Rates Opportunity ProFund. The factors most likely to have a significant impact on Rising Rates Opportunity ProFund’s portfolio are called “principal risks.” The principal risks for Rising Rates Opportunity ProFund are identified in Rising Rates Opportunity ProFund’s description on the previous page and are described below. Rising Rates Opportunity ProFund may be subject to risks in addition to those identified as principal risks and risks other than those described below. The Statement of Additional Information contains more information about Rising Rates Opportunity ProFund, its investment strategies and related risks.

All of the following risks (except Concentration Risk) are principal risks of the Rising Rates Opportunity ProFund:

Active Investor Risk: ProFund Advisors expects a significant portion of the assets of Rising Rates Opportunity ProFund to come from professional money managers and investors who use ProFunds as part of “market timing” or tactical asset allocation strategies. These strategies often call for frequent trading of ProFund shares to take advantage of anticipated changes in market conditions. Active trading could increase the rate of portfolio turnover. A high level of portfolio turnover may negatively impact performance by increasing transaction costs and generating greater tax liabilities for shareholders. In addition, large movements of assets into and out of Rising Rates Opportunity ProFund may negatively impact Rising Rates Opportunity ProFund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, Rising Rates Opportunity ProFund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Aggressive Investment Technique Risk: Rising Rates Opportunity ProFund uses investment techniques that may be considered aggressive, including the use of futures contracts, options on futures contracts, securities and indices, forward contracts, swap agreements, and similar instruments. Such techniques, particularly when used to create leverage, may expose Rising Rates Opportunity ProFund to potentially dramatic changes (losses) in the value of the instruments and imperfect correlation between the value of the instruments and the benchmark security. The use of aggressive investment techniques may also expose Rising Rates Opportunity ProFund to risks different from, or possibly greater than, the risks associated with investing directly in Rising Rates Opportunity ProFund’s benchmark security, including: 1) the risk that an instrument is temporarily mispriced; 2) credit or performance risk on the amount Rising Rates Opportunity ProFund expects to receive from a counterparty; 3) the risk that securities prices, interest rates and currency markets will move adversely and Rising Rates Opportunity ProFund will incur significant losses; 4) imperfect correlation between the price of financial instruments and movements in the prices of the underlying securities; and 5) the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, both of which may make it difficult or impossible to adjust Rising Rates Opportunity ProFund’s position in a particular instrument when desired.

Concentration Risk: Concentration risk results from maintaining exposure to issuers conducting business in a specific industry. The risk of concentrating investments in a limited number of issuers in a particular industry is that a fund will be more susceptible to the risks associated with that industry than a fund that does not concentrate its investments.

Correlation Risk: A number of factors may affect Rising Rates Opportunity ProFund’s ability to achieve a high correlation with its benchmark, and there can be no guarantee that Rising Rates Opportunity ProFund will achieve a high degree of correlation. A failure to achieve a high degree of correlation may prevent Rising Rates Opportunity ProFund from achieving its investment objective. A number of factors may adversely affect Rising Rates Opportunity ProFund’s correlation with its benchmark, including fees, expenses, transaction costs, costs associated with the use of leveraged investment techniques, income items and accounting standards. Rising Rates Opportunity ProFund may invest in securities or in other financial instruments other than its benchmark security. Rising Rates Opportunity ProFund may be subject to large movements of assets into and out of Rising Rates Opportunity ProFund, potentially resulting in Rising Rates Opportunity ProFund being over- or under-exposed to its benchmark. An exchange or market may close early or issue trading halts, or the ability to buy or sell certain securities may be restricted, which may result in Rising Rates Opportunity ProFund being unable to buy or sell certain securities or financial instruments. In such circumstances, Rising Rates Opportunity ProFund may be unable to rebalance its portfolio, accurately price its investments and/or may incur substantial trading losses. As Rising Rates Opportunity ProFund is rebalanced daily, mathematical compounding may prevent Rising Rates Opportunity ProFund from correlating with the monthly, quarterly, annual or other period performance of its benchmark.

Debt Instrument Risk: Rising Rates Opportunity ProFund invests principally, or seeks exposure to, debt instruments. Debt instruments may have varying levels of sensitivity to changes in interest rates and other factors. Typically, the price of a debt instrument falls when interest rates rise. Debt instruments with longer maturities may fluctuate more in response to interest rate changes than instruments with shorter maturities. Many types of debt instruments are subject to prepayment risk, which is the risk that the issuer of the security can repay principal prior to the maturity date. Debt instruments allowing prepayment may offer less potential for gains during a period of declining interest rates. In addition, changes in the credit quality of the issuer of a debt instrument can also affect the price of a debt instrument, as can an issuer’s default on its payment obligations. Such factors may cause the value of an investment in Rising Rates Opportunity ProFund to decrease. Also, the securities of certain U.S. Government agencies, authorities or instrumentalities in which Rising Rates Opportunity ProFund may invest are neither issued nor guaranteed as to principal and interest by the U.S. Government, and may be exposed to credit risk. Rising Rates Opportunity ProFund is inversely correlated to bond prices and will typically respond differently to the above factors than would a fund positively correlated to bond prices.

Interest Rate Risk: Interest rate risk is the risk that securities may fluctuate in value due to changes in interest rates and other factors. Commonly, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline. The opposite is true for Rising Rates Opportunity ProFund. The value of securities with longer maturities may fluctuate more in response to interest rate changes than securities with shorter maturities.

Inverse Correlation Risk:. Shareholders in Rising Rates Opportunity ProFund should lose money when the price of the security underlying its benchmark rises (rates fall) – a result that is the opposite from traditional equity or bond mutual funds.

Leverage Risk:. Leverage offers a means of magnifying market movements into larger changes in an investment’s value and provides greater investment exposure than an unleveraged investment. Leverage should cause Rising Rates Opportunity ProFund to lose more money in market environments adverse to its daily investment objective.

Liquidity Risk: In certain circumstances, such as the disruption of the orderly markets for the securities or financial instruments in which Rising Rates Opportunity ProFund invests, Rising Rates Opportunity ProFund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. This may prevent Rising Rates Opportunity ProFund from limiting losses, realizing gains or from achieving a high inverse correlation with its underlying benchmark security.

Market Risk: Rising Rates Opportunity ProFund is subject to market risks that will affect the value of its shares, including general economic and market conditions, as well as developments that impact specific economic sectors, industries or companies. Investors in Rising Rates Opportunity ProFund should lose value on days when the security underlying its benchmark increases. Rising Rates Opportunity ProFund seeks to remain fully invested regardless of market conditions.

Non-Diversification Risk: Rising Rates Opportunity ProFund is classified as “non-diversified” under the federal securities laws. It has the ability to concentrate a relatively high percentage of its investments in the securities of a small number of issuers, if ProFund Advisors determines that doing so is the most efficient means of meeting its daily objective. This would make the performance of Rising Rates Opportunity ProFund more susceptible to a single economic, political or regulatory event than a more diversified mutual fund might be. This risk may be particularly acute with respect to Rising Rates Opportunity ProFund because its performance is benchmarked to the performance of a single security.

Repurchase Agreement Risk: Repurchase agreement risk is the risk that the counterparty to the repurchase agreement that sells the securities may default on its obligation to repurchase them. In this circumstance, Rising Rates Opportunity ProFund may lose money because: it may not be able to sell the securities at the agreed-upon time and price, the securities may lose value before they can be sold, the selling institution may default or declare bankruptcy or Rising Rates Opportunity ProFund may have difficulty exercising rights to the collateral.

Short Sale Risk:. Selling short is a technique that may be employed by Rising Rates Opportunity ProFund to seek gains when its benchmark security declines or to adjust investment exposure to the security underlying its benchmark. If Rising Rates Opportunity ProFund buys back the security at a price lower than the price at which it sold the security plus interest incurred, Rising Rates Opportunity ProFund will earn a positive return (profit) on the difference. If the current market price is greater when the time comes to buy back the security plus interest accrued, Rising Rates Opportunity ProFund will incur a negative return (loss) on the transaction. Rising Rates Opportunity ProFund’s use of short sales may involve additional transaction costs and other expenses. Under certain market conditions, short sales can increase the volatility, and decrease the liquidity, of Rising Rates Opportunity ProFund and may lower Rising Rates Opportunity ProFund’s return or result in a loss. Entering into short positions through financial instruments such as futures, options, and swap agreements may also cause Rising Rates Opportunity ProFund to be exposed to short sale risk.

Volatility Risk: Rising Rates Opportunity ProFund is subject to volatility risk because it seeks to achieve an inverse multiple of the daily performance of its benchmark security. Therefore, it experiences greater volatility than the security underlying its benchmark and thus has the potential for greater losses.

Important Concepts and Definitions

This section describes important concepts that may be unfamiliar to an investor.

•	Debt Instruments include bonds and other instruments, such as certificates of deposit, euro time deposits, commercial paper (including asset-backed commercial paper), notes, funding agreements and U.S. Government securities, that are used by U.S. and foreign banks, financial institutions, corporations, or other entities to borrow money from investors. Holders of debt instruments have a higher priority claim to assets than do holders of equity securities. Typically, the debt issuer pays the investor a fixed, variable or floating rate of interest and must repay the borrowed amount at maturity. Some debt instruments, such as zero coupon bonds, are sold at a discount from their face values instead of paying interest.

•	Financial Instruments Rising Rates Opportunity ProFund may utilize a variety of financial instruments in pursuing its investment objective, including investment contracts whose value is derived from the value of an underlying asset, interest rate or index such as futures contracts, options on futures contracts, swap agreements, forward contracts, structured notes, options on securities and stock indices and cash investments in debt or money market instruments covering such positions. Rising Rates Opportunity ProFund may invest in financial instruments as a substitute for investing directly in bonds. Financial instruments may also be used to employ leveraged investment techniques and as an alternative to selling short. Use of financial instruments may involve costs, in addition to transaction costs.

•	Forward contracts are two-party contracts entered into with dealers or financial institutions where a purchase or sale of a specific quantity of a commodity, security, foreign currency or other financial instrument at a set price, with delivery and settlement at a specified future date. Forwards may also be structured for cash settlement, rather than physical delivery.

•	Futures or futures contracts are contracts to pay a fixed price for an agreed-upon amount of commodities or securities, or the cash value of the commodity or securities on an agreed-upon date. The price of a futures contract theoretically reflects a cost of financing and the dividend or interest yield of the underlying securities.

•	Leverage offers a means of magnifying market movements into larger changes in an investment’s value. Rising Rates Opportunity ProFund may use leveraged investment techniques for investment purposes. Over time, the use of leverage, combined with the effect of compounding, may have a more significant impact on Rising Rates Opportunity ProFund’s performance compared to the security underlying its benchmark than a fund that does not employ leverage. The following example illustrates this point:

A shareholder invests $10,000 in Fund A and $10,000 in Fund B.

Fund A: A fund whose objective is to seek daily investment results, before fees and expenses, that correspond to the daily performance of an index.	Fund B: A fund whose objective is to seek daily investment results, before fees and expenses, that correspond to twice (200%) the daily performance of an index.

On Day 1, each Fund’s benchmark index increases in value 1% which would cause a 1% increase in Fund A and a 2% increase in Fund B. On Day 2, each Fund’s benchmark index decreases in value 1% which would cause a 1% decrease in Fund A and a 2% decrease in Fund B. At the end of Day 2, the value of the shareholder’s investment in Fund A would be approximately $9,999 (an increase of $100 on Day 1 and a decrease of $101 on Day 2). The value of the shareholder’s investment in Fund B would be approximately $9,996 at the end of Day 2 (an increase of $200 on Day 1 and a decrease of $204 on Day 2). In each case, the value of the shareholder’s investment declined overall. However, the effect of compounding was more pronounced for Fund B, which employs leverage.

•	Leveraged Investment Techniques Swap agreements, borrowing, futures contracts, short sales and options on securities indexes and forward contracts are investment techniques that may be used to create leverage. Use of leveraged investment techniques may involve additional costs and risks to a fund.

•	Money Market Instruments are short-term debt instruments that have terms-to-maturity of less than 397 days and exhibit high quality credit profiles. Money market instruments include U.S. Government securities and repurchase agreements.

•	Option Contracts grant one party a right, for a price, either to buy or sell a security or futures contract at a fixed price during a specified period or on a specified day. Call options give investors the right to buy a stock at an agreed-upon price on or before a certain date. A put option gives you the right to sell a stock at an agreed-upon price on or before a certain date.

•	Repurchase Agreement A contract in which the seller of securities, usually U.S. Government Securities, agrees to buy them back at a specified time and price. Repurchase agreements are primarily used by Rising Rates Opportunity ProFund as a short-term investment vehicle for cash positions.

•	Selling Short is selling a stock, usually borrowed, and buying it back at a later date. Entering into short positions through financial instruments such as futures, options and swap agreements is intended to have similar investment results as selling short.

•	Structured Notes are debt obligations which may include components such as swaps, forwards, options, caps or floors which change its return pattern. Structured notes may be used to alter the risks to a portfolio, or alternatively may be used to expose a portfolio to asset classes or markets in which one does not desire to invest directly.

•	Swap Agreements are two-party contracts where the parties agree to exchange net returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments.

•	U.S. Government Securities are issued by the U.S. Government or one of its agencies or instrumentalities. Some, but not all, U.S. Government securities are guaranteed as to principal or interest and are backed by the full faith and credit of the federal government. Other U.S. Government securities are backed by the issuer’s right to borrow from the U.S. Treasury and some are backed only by the credit of the issuing organization.

GENERAL PROFUNDS INFORMATION

CALCULATING SHARE PRICES

The price at which you purchase, redeem and exchange shares is the net asset value (NAV) per share next calculated after your transaction request is received in good order. Rising Rates Opportunity ProFund calculates its NAV by taking the market value of the assets attributed to the class, subtracting any liabilities attributed to the class, and dividing that amount by the number of that class’ outstanding shares.

Rising Rates Opportunity ProFund normally calculates its daily share price for each class of shares at the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) every day the NYSE is open for business except for Columbus Day and Veterans’ Day.

NYSE Holiday Schedule: The NYSE is open every week, Monday through Friday, except when the following holidays are celebrated: New Year’s Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents’ Day (observed), Good Friday, Memorial Day (the last Monday in May), Independence Day, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day. Exchange holiday schedules are subject to change without notice. The NYSE may close early on the day before each of these holidays and the day after Thanksgiving Day.

To the extent Rising Rates Opportunity ProFund’s portfolio investments trade in markets on days when Rising Rates Opportunity ProFund is not open for business, the value of Rising Rates Opportunity ProFund’s assets may vary on those days. In addition, trading in certain portfolio investments may not occur on days Rising Rates Opportunity ProFund is open for business. If the exchange or market on which Rising Rates Opportunity ProFund’s underlying investments are primarily traded closes early, the NAV may be calculated prior to its normal calculation time. For example, the bond markets may close early on the day before certain holidays and the day after Thanksgiving. Rising Rates Opportunity ProFund may also close early when the Bond Market Association recommends an early close of the bond markets. On such days, Rising Rates Opportunity ProFund will cease taking transaction requests including requests to exchange to or from other ProFunds.

Bond Market Association’s Proposed Early Close Schedule: On the following days in 2004, the Bond Market Association has recommended that the bond markets close at 2:00 p.m. Eastern time: Friday, January 2; Friday, January 16; Friday, February 13; Thursday, April 8; Friday, May 28; Friday, July 2; Friday, September 3; Friday, October 8; Wednesday, November 24; Friday, November 26; Thursday, December 23 and Friday, December 31. The Bond Market Association may announce changes to this schedule or other early close dates from time to time. Rising Rates Opportunity ProFund will close as of the close of open auction of the 30-year U.S. Treasury Bond futures on the Chicago Board of Trade (typically one hour before the Bond Market Association’s proposed early close).

Rising Rates Opportunity ProFund’s assets are valued primarily on the basis of information furnished by a pricing service or market quotations. Certain short-term securities are valued on the basis of amortized cost. If market quotations are not readily available, that investment may be valued by other methods that the Board of Trustees believes accurately reflects fair value. The use of a fair valuation method may be appropriate if, for example: (i) market quotations do not accurately reflect fair value of an investment; (ii) an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (for example, a foreign exchange or market); (iii) a trading halt closes an exchange or market early; or (iv) other events result in an exchange or market delaying its normal close. This procedure incurs the unavoidable risk that the fair value of an investment may be higher or lower than the investment might actually command if the ProFund sold it. See the ProFunds Statement of Additional Information for more details.

DIVIDENDS AND DISTRIBUTIONS

Rising Rates Opportunity ProFund intends to declare and distribute to its shareholders at least annually all of the year’s net investment income and net capital gains, if any, and may declare additional capital gains distributions during a year. Rising Rates Opportunity ProFund does not announce dividend distribution dates in advance.

Rising Rates Opportunity ProFund will reinvest distributions in additional shares of Rising Rates Opportunity ProFund unless a shareholder has written to request distributions by check. By selecting the distribution by check option, the shareholder agrees to the following conditions:

•	Any dividend or distribution check, which has been returned to ProFunds, or has remained uncashed for a period of six months from the issuance date, will be cancelled, and the funds will be reinvested (net of any bank charges) on the date of cancellation into the appropriate class of the ProFund from which such distribution was paid or, if the account is closed or only the Money Market ProFund is open, the funds will be reinvested into Money Market ProFund (information about the Money Market ProFund is contained in a separate prospectus which may be obtained by calling (888) 776-3637); and

•	Any account on which a dividend or distribution check was returned or remained uncashed for a period of six months will automatically have the dividend and distribution payment election adjusted so that all future dividends or distributions are reinvested into the appropriate class of the ProFund from which such dividend or distribution would have been paid, unless subsequent distribution checks have been cashed.

TAX CONSEQUENCES

The following information is meant as a general summary for U.S. taxpayers. Please see the Statement of Additional Information for more information.

•	Rising Rates Opportunity ProFund does not ordinarily pay federal income tax on its net investment income (which includes short-term capital gains) and net capital gains that it distributes to shareholders.

•	Rising Rates Opportunity ProFund expects to distribute all or substantially all of its income and gains to shareholders every year.

•	Shareholders will generally be subject to tax on dividends regardless of how long they have held Rising Rates Opportunity ProFund shares and regardless of whether they receive cash or choose to have distributions and dividends reinvested.

•	Whether a distribution by Rising Rates Opportunity ProFund is taxable to shareholders as ordinary income or at the lower capital gains rate depends on how long Rising Rates Opportunity ProFund has owned the investments generating the distribution, not on how long an investor has owned shares of Rising Rates Opportunity ProFund.

•	For taxable years beginning on or before December 21, 2008, distributions of investment income designated by a ProFund as derived from “qualified dividend income” – as further defined in the Statement of Additional Information – will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided the holding period and other requirements are met at both the shareholder and Fund level.

•	Distributions generally will be taxable as either ordinary income or long-term capital gains. For example, if Rising Rates Opportunity ProFund designates a particular distribution as a long-term capital gain distribution, it will be taxable to shareholders at their long-term capital gains rate. Distributions may also be subject to state and local taxes.

•	If shareholders redeem their Rising Rates Opportunity ProFund shares, they may have a capital gain or loss, which will be long-term or short-term, depending upon how long they have held the shares.

•	The tax consequences for tax deferred retirement accounts or non-taxable shareholders will be different.

•	Dividends and distributions declared by Rising Rates Opportunity ProFund in October, November or December of one year and paid in January of the next year may be taxable in the year Rising Rates Opportunity ProFund declared them.

•	If shareholders exchange Rising Rates Opportunity ProFund shares for shares of another ProFund, this will be treated as a sale of Rising Rates Opportunity ProFund’s shares and any gain on the transaction may be subject to federal income tax.

•	As with all mutual funds, Rising Rates Opportunity ProFund may be required to withhold U.S. federal income tax at the rate of 28% of all taxable distributions and redemption proceeds payable to shareholders who fail to provide Rising Rates Opportunity ProFund with correct taxpayer identification numbers or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax, rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability. You also may be subject to a $50 fee to reimburse Rising Rates Opportunity ProFund for any penalty that the IRS may impose.

Because each investor’s tax circumstances are unique and because the tax laws are subject to change, ProFunds recommends that shareholders consult their own tax advisors about federal, state, local and foreign tax consequences of investment in Rising Rates Opportunity ProFund.

SHAREHOLDER SERVICES GUIDE

CONTACT INFORMATION

By Telephone:	(888) 776-3637 or (614) 470-8122 – Individual Investors only (888) 776-5717 – Institutions and Financial Professionals only

Fax:	(800) 782-4797 (toll-free) or (614) 470-8718.

Internet:	www.profunds.com

Regular mail:	ProFunds P.O. Box 182800 Columbus, OH 43218-2800

Overnight mail:	ProFunds c/o BISYS Fund Services 3435 Stelzer Road Columbus, OH 43219

OPENING A NEW ACCOUNT

ProFunds offers two classes of shares: Investor Class Shares and Service Class Shares. Investor Class Shares may be purchased directly through ProFunds Distributors, Inc. or through authorized financial professionals. Service Class Shares may only be purchased through authorized financial professionals and have service and distribution expenses not found in Investor Class Shares. There is a separate New Account Form for each class of shares. Please ensure you have the correct New Account Form before completing it.

ProFund Accounts

To open a ProFund mutual fund account, you will need to complete a New Account Form. You should also read this Prospectus carefully prior to opening your account. Contact ProFunds to request a New Account Form or download a New Account Form from ProFunds’ Internet website. For guidelines to help you complete the Form, see instructions on this page.

Retirement Plan Accounts

ProFunds sponsors several types of Individual Retirement Accounts (“IRAs”) and tax-sheltered annuities (TSA or 403(b)(7) plans). The IRA custodian charges an annual fee of $15 per social security number for all types of IRAs. The annual fee may be waived in certain circumstances. Other types of retirement accounts, such as profit sharing, money purchase and 401(k) accounts may be established; however, ProFunds does not sponsor these plans nor does ProFunds provide retirement reporting for these types of plans. Please visit the ProFunds Internet website or contact ProFunds for a retirement account application.

Accounts Through Financial Professionals

Contact your financial professional for information on opening an account to invest in Rising Rates Opportunity ProFund.

Completing your New Account Form

•	You must provide each account holder’s social security number or tax identification number and date of birth on the New Account Form.

•	Attach the title page and signature page of trust documents when establishing a trust account. Contact ProFunds for information on what is required on each page.

•	When establishing an account for your corporation, partnership or self directed retirement plan, please indicate the correct account type to ensure proper tax reporting, and provide a certified resolution or other documentation evidencing your authority to open the account and engage in transactions.

•	You must provide a street address (ProFunds does not accept P.O. Box only addresses, however APO and FPO Armed Forces mailing addresses are acceptable). If account holders have different addresses, each address must be provided.

•	You must designate the ProFund(s) to which your initial investment will be directed or the investment will be made in Money Market ProFund.

•	Be sure all parties named on the account sign the New Account Form.

Federal law requires all financial institutions to obtain, verify and record information that identifies each person or entity who opens an account. Some or all of the information provided will be used by ProFunds and/or its agents to verify the identity of the persons opening an account. If this information is not provided, ProFunds may not be able to open your account. Accounts may be restricted or closed, and monies withheld, pending verification of this information or as otherwise required under federal regulations. You may be asked to provide additional information to verify your identity consistent with requirements under anti-money laundering regulations. In addition, transaction orders, including purchases, exchanges and redemptions may be suspended, restricted, cancelled or processed and the proceeds may be withheld.

PURCHASING SHARES

ProFunds offers you the options to send purchase orders for ProFunds accounts by mail or fax and to send purchase proceeds by check or wire. All purchases must be made in U.S. dollars drawn on a U.S. bank. Cash, starter checks, Internet-based checks, credit cards, travelers’ checks, money orders and credit card checks are not accepted. Third-party checks are generally not accepted to open an account.

ProFunds prices shares you purchase at the price per share next computed after we (or an authorized financial intermediary) receive your purchase request in good order. To be in good order, a purchase request must include a wire, check or other form of payment received for a ProFunds account by ProFunds before the stated cut-off times, and for new accounts, a properly completed New Account Form. ProFunds cannot accept wire purchases on bank holidays. ProFunds and ProFunds Distributors, Inc. may reject any purchase request, in whole or in part, for any reason.

Important information you should know when you Purchase Shares:

•	Instructions, written or by telephone, given to ProFunds for wire transfer requests do not constitute a transaction request received in “good order” until the wire transfer has been received by ProFunds. A wire purchase will be considered in good order if (i) you have completed and faxed a New Account Form; (ii) you have contacted ProFunds and received a confirmation number, and (iii) ProFunds receives and accepts your wire during ProFunds wire processing times noted in the chart below and further described under “Additional Shareholder Information.”

You may purchase shares using any of the following methods.	How to Make An Initial Purchase

Fund Minimums (all account types)	The minimum initial investment amounts are: • $5,000 for discretionary accounts controlled by a financial professional. • $15,000 for self-directed accounts controlled directly by investors.

By Mail	Step 1: Complete a New Account Form (see “Completing your New Account Form.”)

Step 2: Make your check payable to ProFunds. Write Rising Rates Opportunity ProFund and your account number, if known, on the check.

Step 3: Send the signed New Account Form and check to: ProFunds P.O. Box 182800 Columbus, OH 43218-2800

By Wire	Step 1: Complete a New Account Form (see “Completing your New Account Form.”)

Step 2: Fax the New Account Form to (800) 782-4797 (toll-free) or (614) 470-8718. Call ProFunds to:

•      confirm receipt of the faxed New Account Form,

•      request your new account number, and

•      receive a confirmation number for your purchase order (your trade is not effective until you have received a confirmation number from ProFunds).

Send the original, signed New Account Form to:

ProFunds

P.O. Box 182800

Columbus, OH 43218-2800

Step 3: Instruct your bank to transfer money by wire to:

Huntington Bank

Columbus, OH

Routing/ABA #: 044000024

ProFunds DDA # 01892150549

For further credit to: Your name, the name of the ProFund(s), your ProFunds account number and your ProFunds confirmation number.

Your wire normally must be received and accepted by ProFunds between 8:00 a.m. and 3:30 p.m., Eastern Time to purchase shares of Rising Rates Opportunity ProFund the day of the wire transfer. Wires received after cut-off time may be rejected. Investment instructions provided to ProFunds may be cancelled if the wire transfer is not received by 3:30 p.m., Eastern Time. ProFunds is not responsible for transfer errors by the sending or receiving bank and will not be liable for any loss incurred due to a wire transfer not having been received. On any day that Rising Rates Opportunity ProFund calculates its NAV earlier than normal, ProFunds reserves the right to adjust the time noted above, except the 8:00 a.m. beginning time.

Through a Financial Professional	Contact your financial professional with your instructions.

•	Although ProFunds does not charge for wire receipt, your bank may charge a fee to send wires. Please be sure that the wire is sufficient to cover your purchase and any such bank fees.

•	Any New Account Form, check or wire order received that does not designate a specific ProFund will be used to purchase shares (i) in the ProFund in your existing account if you have an investment in only one ProFund, or (ii) in Money Market ProFund, if you are initially opening an account or have more than one ProFund investment. If the New Account Form does not designate a share class, your investment will be made in the Investor Class. Neither ProFunds nor ProFunds Distributors, Inc. will be responsible for investment opportunities lost as a result of investments being directed to Money Market ProFund, to an existing active ProFund account, or for checks or wires being returned or rejected. If the check or wire cannot be identified, it may be returned or rejected. Checks submitted to ProFunds will be automatically deposited upon receipt at our Administrative Office in Columbus, Ohio.

You may purchase additional shares using any of the following methods.	How to Purchase Additional Shares

Fund Minimums (all account types)	The minimum subsequent purchase amount is $100.

By Mail	Step 1: Complete an investment slip, which is attached to your transaction confirmation statement. If an investment slip is not readily available, you may send written instructions which include your name, account number, name and share class of Rising Rates Opportunity ProFund you wish to purchase and the purchase amount. Make sure that your investment meets the additional purchase minimum.

Step 2: Make your check payable to ProFunds. Write Rising Rates Opportunity ProFund and your account number, if known, on the check.

Step 3: Send the investment slip and check to: ProFunds P.O. Box 182800 Columbus, OH 43218-2800

By Wire

Step 1: Call ProFunds to inform us of:

•      your account number,

•      the amount to be wired, and

•      the ProFund(s) in which you wish to invest.

You will then be given a confirmation number for your purchase order (your trade is not effective until you have received a confirmation number from ProFunds).

Step 2: Contact your bank to initiate your wire transfer.

Step 3: Instruct your bank to transfer money by wire to:

Huntington Bank

Columbus, OH

Routing/ABA #: 044000024

ProFunds DDA # 01892150549

For further credit to: Your name, the name of the ProFund(s), your ProFunds account number and your ProFunds confirmation number.

Your wire normally must be received and accepted by ProFunds between 8:00 a.m. and 3:30 p.m., Eastern Time to purchase shares of Rising Rates Opportunity ProFund the day of the wire transfer. Wires received after cut-off time may be rejected. Investment instructions provided to ProFunds may be cancelled if the wire transfer is not received by 3:30 p.m., Eastern Time. ProFunds is not responsible for transfer errors by the sending or receiving bank and will not be liable for any loss incurred due to a wire transfer not having been received. On any day that Rising Rates Opportunity ProFund calculates its NAV earlier than normal, ProFunds reserves the right to adjust the time noted above, except the 8:00 a.m. beginning time.

Through a Financial Professional	Contact your financial professional with your instructions.

•	If it is determined that account information is not in good order, any amount deposited will be refunded by check no earlier than ten business days from receipt of such payment to allow adequate time for the original check to clear through the banking system.

•	ProFunds will ordinarily cancel your purchase order if your bank does not honor your check for any reason, or your wire transfer is not received by the designated cut-off time. If your purchase transaction is cancelled, you will be responsible for any losses that may result from any decline in the value of the cancelled purchase. ProFunds (or its agents) have the authority to redeem shares in your account(s) to cover any losses. Any profit on a cancelled transaction will accrue to the ProFund.

EXCHANGING SHARES

Shareholders can, free of charge and without a limit on frequency or maximum amount, exchange shares of either class of Rising Rates Opportunity ProFund for shares of either class of another publicly available ProFund. Exchange requests, like any other share transaction, are subject to ProFunds transaction cut-off times described on the next page.

ProFunds will need the following information to process your exchange:

•	the account number applicable to the exchange transaction request.

•	the number of shares, percentage, or the dollar value of the shares you wish to exchange.

•	the ProFund you are exchanging from and the ProFund you are exchanging into.

You may exchange shares using any of the following methods.	How to Exchange Shares

Minimum	At least $1,000 from a Fund within a self-directed account or, if less, for that Fund’s entire current value.

By Mail

Send a signed letter to:

ProFunds

P.O. Box 182800

Columbus, OH 43218-2800

The letter should include information necessary to process your request as described below. ProFunds may require a signature guarantee in certain circumstances. See “Signature Guarantees” under “Additional Shareholder Information” or call ProFunds for additional information.

By Telephone

ProFunds’ Shareholder Services Representative:

(888) 776-3637 or (614) 470-8122-Individual Investors only

(888) 776-5717-Financial Professionals and Institutions only

Interactive Voice Response System (IVR):

Call (888) 776-3637 (toll-free) or (614) 470-8122 and follow the step-by-step instructions.

By Internet

www.profunds.com

Select the “Access Account” navigation bar and then select “Individual Account.” Follow the step-by-step instructions. Please make sure you receive and record your confirmation number for later reference. Your transaction is not effective until you have received a confirmation number from ProFunds.

Through a Financial Professional	Contact your financial professional with your instructions.

Important information you should know when you Exchange Shares:

•	An exchange involves selling shares of one fund and buying shares of another fund. Exchanges are taxable transactions. Exchanges within a retirement account may not be taxable. Please contact your tax advisor.

•	ProFunds can only honor exchanges between accounts registered in the same name and having the same address and taxpayer identification number.

•	Neither ProFunds, ProFunds Distributors, Inc. nor the ProFunds’ transfer agent is required to verify that there is a sufficient balance in the account to cover the exchange. You will be responsible for any loss if there are insufficient funds available to cover the exchange due to insufficient shares or due to a decline in the value of the ProFund from which you are exchanging.

•	The redemption and purchase will be processed at the next calculated net asset values (NAVs) of the respective ProFunds after the ProFunds have received your exchange request in good order.

•	The exchange privilege may be modified or discontinued at any time.

•	Before exchanging into a ProFund, please read the Prospectus.

REDEEMING SHARES

You may redeem all or part of your shares at the NAV next determined after your redemption request is received in good order. Only the registered owner(s) of the account or persons authorized in writing by the registered owner(s) may redeem shares.

ProFunds will need the following information to process your redemption request:

•	name(s) of account owners;

•	account number(s);

•	the name of the ProFund(s);

•	your daytime telephone number;

•	the dollar amount, percentage or number of shares being redeemed; and

•	how you would like to receive your redemption proceeds (see options below). Unless otherwise requested, your redemption proceeds will be sent by check to the registered account owner’s address of record by U.S. mail.

You may redeem shares using any of the following methods.	How to Redeem Shares

Minimum	At least $1,000 from a Fund within a self-directed account or, if less, for that Fund’s entire current value.

By Mail

Send a signed letter to:

ProFunds

P.O. Box 182800

Columbus, OH 43218-2800

The letter should include information necessary to process your request as described below. ProFunds may require a signature guarantee in certain circumstances. See “Signature Guarantees” under “Additional Shareholder Information” or call ProFunds for additional information.

By Telephone

ProFunds’ Shareholder Services Representative:

(888) 776-3637 or (614) 470-8122-Individual Investors only

(888) 776-5717-Financial Professionals and Institutions only

Interactive Voice Response System (IVR):

Call (888) 776-3637 (toll-free) or (614) 470-8122 and follow the step-by-step instructions.

Through a Financial Professional	Contact your financial professional with your instructions.

You may receive your redemption proceeds:

•	By Check: Normally, redemption proceeds will be sent by check to the address listed on the account.

•	By Wire: You may have your redemption proceeds wired directly into a designated bank account by establishing a wire redemption option on your account. ProFunds charges a $10 service fee for a wire transfer of redemption proceeds under certain circumstances, and your bank may charge an additional fee to receive the wire. If you would like to establish this option on an existing account, please call ProFunds.

•	By ACH: You may have your redemption proceeds sent to your bank account via ACH by establishing this option on your account. Funds sent through ACH should reach your bank in approximately two business days. While there is no fee charged by ProFunds for this service, your bank may charge a fee. If you would like to establish this option on an existing account, please call ProFunds.

Important information you should know when you sell shares:

•	ProFund shareholders automatically have telephone redemption privileges unless they elect not to have these privileges on the New Account Form.

•	If you request that redemption proceeds be sent to a bank account or an address other than the bank account or address you have previously established on your ProFunds account, you must make the request in writing. The signatures of registered owners must be guaranteed (see “Signature Guarantees”).

•	If you are selling some, but not all, of your shares, your remaining account balance should be above the minimum investment amount or your request may be treated as a complete redemption of the account.

•	ProFunds normally remits redemption proceeds within seven days of redemption. For redemption of shares purchased by check or through ProFunds’ automatic investment plan, ProFunds may wait up to 10 business days before sending redemption proceeds to ensure that its transfer agent has collected the original purchase payment.

•	To redeem shares from a retirement account, your request must be in writing on a retirement account distribution form. You should consult your tax advisor before redeeming shares and making distributions from your tax qualified account because doing so may have adverse tax consequences to you. Call ProFunds to request a retirement account distribution form or download the form from the ProFunds’ Internet website.

•	Your right of redemption may be suspended, or the date of payment postponed for any period during which: (i) the NYSE or the Federal Reserve Bank of New York is closed (other than customary weekend or holiday closings); (ii) trading on the NYSE, or other securities exchanges or markets as appropriate, is restricted, as determined by the Securities and Exchange Commission (“SEC”); (iii) an emergency exists, as determined by the SEC; or (iv) for such other periods as the SEC, by order, may permit for protection of ProFunds’ investors. Proceeds cannot be sent by wire or ACH on bank holidays.

ADDITIONAL SHAREHOLDER INFORMATION

Account Minimums

Account minimums apply to all accounts with ProFunds, including retirement plans, and apply to the total initial value of an account. These minimums may be different for investments made through certain brokerage or wrap programs as determined by their policies. In addition, ProFunds reserves the right to modify its minimum account requirements at any time with or without prior notice.

ProFunds reserves the right to involuntarily redeem an investor’s account, including a retirement account, if the account holder’s aggregate account balance falls below the applicable minimum investment amount due to transaction activity. In addition, a request for a partial redemption by an investor whose account balance is below the minimum investment amount or a request for partial redemption by an investor that would bring the account below the minimum investment amount may be treated as a request for a complete redemption of the account.

Transaction Cut-Off Times

All shareholder transaction orders in ProFund accounts are processed at the NAV next determined after your transaction order is received in good order by ProFunds’ transfer agent, distributor, or authorized agent. Transaction orders in ProFund accounts must be received in good order by the ProFunds’ transfer agent, distributor, or authorized agent before identified cut-off times to be processed at that business day’s NAV. Wires received after a ProFund’s cut-off time will generally be rejected. A completed New Account Form does not constitute a purchase order until the transfer agent deems it is in good order, verifies your identity, processes the New Account Form and has received correct payment by check or wire transfer. The following are transaction cut-off times for Rising Rates Opportunity ProFund.

Method	Normal Cut-Off Time (Eastern Time)	Additional Transaction Information (Eastern Time)
By Mail	4:00 p.m.

By Telephone and Wire	3:30 p.m. (wire purchases) 3:50 p.m. (exchanges and redemptions)	Rising Rates Opportunity ProFund accepts all transactions starting at 8:00 a.m. through the transaction cut-off time and from 4:30 p.m through 9:00 p.m.

By Internet and IVR	3:55p.m.	Rising Rates Opportunity ProFund accepts exchange orders at any time except between 3:55 p.m. and 4:30 p.m.

On any day that Rising Rates Opportunity ProFund calculates its NAV earlier than normal, ProFunds reserves the right to adjust the times noted above, except the 8:00 a.m. beginning time.

Signature Guarantees

Certain redemption requests must include a signature guarantee for each registered account owner if any of the following apply:

•	Your account address has changed within the last 10 business days.

•	A check is being mailed to an address different than the one on your account.

•	A check or wire is being made payable to someone other than the account owner.

•	Redemption proceeds are being transferred to an account with a different registration.

•	A wire or ACH transfer is being sent to a financial institution other than the one that has been established on your ProFunds account.

•	Other unusual situations as determined by ProFunds’ transfer agent.

ProFunds reserves the right to waive signature guarantee requirements, require a signature guarantee under other circumstances or reject or delay a redemption if the signature guarantee is not in good form. Faxed signature guarantees are generally not accepted.

Signature guarantees may be provided by an eligible financial institution such as a commercial bank, a NASD member firm such as a stock broker, a savings association or a national securities exchange. A notary public cannot provide a signature guarantee. ProFunds reserves the right to reject a signature guarantee if it is not provided by a STAMP 2000 Medallion guarantor.

About Telephone and Internet Transactions

Telephone and Internet transactions are extremely convenient but are not free from risk. Neither ProFunds, ProFunds Distributors, Inc. nor ProFunds’ agents will be responsible for any losses resulting from unauthorized telephone or Internet transactions if reasonable security procedures are followed. For transactions over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately upon receipt. If you do not want the ability to initiate transactions by telephone or Internet, call ProFunds for instructions.

During periods of heavy market activity or other times, it may be difficult to reach ProFunds by telephone or to transact business over the Internet. Technological irregularities may also make the use of the Internet slow or unavailable at times. If you are unable to reach us by telephone or unable to transact business over the Internet, consider sending written instructions.

The ProFunds may terminate the receipt of redemption or exchange orders by telephone or the Internet at any time, in which case you may redeem or exchange shares by other means.

Financial Intermediaries

Certain financial intermediaries may accept purchase and redemption orders on ProFunds’ behalf. Such purchase and redemption orders will be deemed to have been received by ProFunds at the time an authorized financial intermediary accepts the orders. Your financial intermediary has the responsibility to transmit your orders and payment promptly and may specify different transaction order cut-off times, shares transaction policies and limitations, including limitations on the numbers of exchanges, than those described in this Prospectus. In addition, the financial intermediary may impose additional restrictions or charge fees not described in this Prospectus. If your order and payment is not received from your financial intermediary timely, your order may be cancelled and the financial intermediary could be liable for resulting fees or losses.

Investor Class Shares and Service Class Shares bear fees payable to certain intermediaries or financial institutions for provision of record keeping, sub-accounting services and other administrative services.

Distribution and Service (12b-1) Fees

Under a Rule 12b-1 Distribution and Shareholder Services Plan (the “Plan”) adopted by the Trustees and administered by ProFunds Distributors, Inc., each ProFund may pay financial intermediaries, such as broker-dealers and investment advisers, up to 1.00% on an annualized basis of the average daily net assets attributable to Service Class Shares as reimbursement or compensation for service and distribution related activities with respect to Service Class Shares and/or shareholder services. Over time, fees paid under the Plan will increase the cost of a Service Class shareholder’s investment and may cost more than other types of sales charges.

ProFund Advisors or other service providers may utilize their own resources to finance distribution or service activities on behalf of the ProFunds, including compensating ProFunds Distributors, Inc. and other third parties for distribution related activities or the provision of shareholder services not otherwise covered by the Plan. To the extent that the accrual/collection of fees under the Plan is reduced or eliminated at the direction of ProFunds’ Trustees, ProFund Advisors or other service providers may agree, in their sole discretion, to fund the resulting shortfall in Plan payments to financial intermediaries.

Exchanges or Redemptions in Excess of Share Balances

If you initiate exchange or redemption transactions that, in total, exceed the balance of your shares in a ProFund, some transactions may be processed while others may not. This may result in ProFund positions that you did not anticipate. Neither ProFunds, ProFunds’ transfer agent nor ProFunds Distributors, Inc. will be responsible for transactions that did not process in this circumstance. You may be liable for losses resulting from exchanges cancelled due to insufficient balances.

Uncashed Redemption Check Procedures

Generally, redemption checks which have been returned to ProFunds, or have remained uncashed for a period of six months from the issuance date, will be cancelled and re-issued. Re-issued checks will be mailed to the address of record, net of any bank fees. If a re-issued check is returned to ProFunds, the proceeds will be deposited into the shareholder’s account from which the redemption was sent in Money Market ProFund.

ADDITIONAL SHAREHOLDER SERVICES

Automatic Investment and Withdrawal Plans

Shareholders may purchase and/or redeem shares automatically on a monthly, bimonthly, quarterly or annual basis. The minimum automatic purchase is $100. The minimum automatic redemption is $500. The redemption minimum is waived for IRA accounts for shareholders over 70 ½ years of age. You may sign-up for these services on the New Account Form, or you may download or request an Optional Services Form to add these services to an existing account.

Account Statements and Confirmations

Direct shareholders will receive quarterly ProFund statements showing the market value of their ProFund account at the close of the statement period in addition to any transaction information for the period. Such shareholders will also receive transaction confirmations for most Fund transactions. Direct shareholder should review their account statements and confirmations as soon as they are received.

Tax Statements

Each year, ProFunds will send detailed tax information to assist you in preparing your income tax returns. These statements will report the previous year’s dividend and capital gains distributions, proceeds from the sales of shares, and distributions from, and contributions to, IRAs and other retirement plans. Normally, in February of each year, ProFunds will send a Statement of Average Cost which shows the average cost of shares that you redeemed during the previous calendar year, using the average cost single-category method established by the IRS. Retirement accounts, accounts opened by transfer, business accounts, and certain other accounts will not receive a Statement of Average Cost.

Electronic Document Delivery Program - PaperFreeTM

You may elect to receive your account statements and confirmations electronically through PaperFreeTM, ProFunds’ electronic document delivery service. You may also choose to receive your ProFunds prospectus, shareholder reports, and other documents electronically. To enroll for this service, please register on ProFunds’ Internet website. You may elect the PaperFree service by completing the appropriate section on the New Account Form. ProFunds will then send you a link to the enrollment site.

PROFUNDS MANAGEMENT

BOARD OF TRUSTEES AND OFFICERS

The ProFunds’ Board of Trustees is responsible for the general supervision of the ProFunds. The ProFunds’ officers are responsible for the day-to-day operations of the ProFunds.

INVESTMENT ADVISER

ProFund Advisors LLC

ProFund Advisors LLC, located at 7501 Wisconsin Avenue, Suite 1000, Bethesda, Maryland 20814, serves as the investment adviser to the ProFunds, including Rising Rates Opportunity ProFund, and provides investment advice and management services to the ProFunds. ProFund Advisors oversees the investment and reinvestment of the assets in each ProFund. As investment adviser to Rising Rates Opportunity ProFund, ProFund Advisors is entitled to receive annual fees equal to 0.75% of the average daily net assets of Rising Rates Opportunity ProFund. ProFund Advisors bears the costs of providing advisory services. During the year ended December 31, 2003, Rising Rates Opportunity ProFund paid ProFund Advisors 0.75% of the average daily net assets of the Fund for investment advisory services.

William E. Seale, Ph.D., Chief Investment Officer of ProFund Advisors since 2003 and Director of Portfolio from 1997-2003, has more than 30 years of experience in the financial markets. His background includes a five-year presidential appointment as a commissioner of the U.S. Commodity Futures Trading Commission and Chairman of the Finance Department at George Washington University. He earned his degrees at the University of Kentucky. Rising Rates Opportunity ProFund is managed by an investment team chaired by Dr. Seale.

OTHER SERVICE PROVIDERS

ProFunds Distributors, Inc., located at 100 Summer Street, Suite 1500, Boston, Massachusetts, acts as the distributor of ProFund shares and is an affiliate of BISYS Fund Services Limited Partnership (“BISYS”). BISYS, located at 3435 Stelzer Road, Columbus, Ohio 43219, acts as the administrator to the ProFunds, providing operations, compliance and administrative services.

ProFund Advisors also performs certain management services, including client support and other administrative services, for the ProFunds under a Management Services Agreement. ProFund Advisors is entitled to receive annual fees equal to 0.15% of the average daily net assets of Rising Rates Opportunity ProFund for such services. During the year ended December 31, 2003, Rising Rates Opportunity ProFund paid ProFund Advisors 0.15% of the average daily net assets of the Fund for management services.

FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand the financial history of each share class of Rising Rates Opportunity ProFund since its inception.

Certain information reflects financial results of a single share. The total return information represents the rate of return and the per share operating performance that an investor would have lost on an investment in Rising Rates Opportunity ProFund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP whose report, along with the financial statements of the ProFunds, appears in the annual report of the ProFunds which is available upon request.

PROFUNDS

Rising Rates Opportunity ProFund

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Investor Class
	For the year ended December 31, 2003		For the period May 1, 2002(a) through December 31, 2002
Net Asset Value, Beginning of Period	$24.56		$30.00

Investment Activities:
Net investment income (loss)	(0.15	)(b)	(0.09	)(b)
Net realized and unrealized gains (losses) on investments	(0.76)		(5.35)

Total from investment activities	(0.91)		(5.44)

Net Asset Value, End of Period	$23.65		$24.56

Total Return	(3.71)%		(18.13	)%(c)
Ratios to Average Net Assets:
Gross expenses (d)	1.57%		1.94%
Net expenses (d)	1.57%		1.94%
Net investment income (loss) (d)	(0.61)%		(0.54)%
Supplemental Data:
Net assets, end of period (000’s)	$240,555		$9,220
Portfolio turnover rate (e)	—		—

	Service Class
	For the year ended December 31, 2003		For the period May 1, 2002(a) through December 31, 2002
Net Asset Value, Beginning of Period	$24.50		$30.00

Investment Activities:
Net investment income (loss)	(0.39	)(b)	(0.27	)(b)
Net realized and unrealized gains (losses) on investments	(0.74)		(5.23)

Total from investment activities	(1.13)		(5.50)

Net Asset Value, End of Period	$23.37		$24.50

Total Return	(4.61)%		(18.33	)%(c)
Ratios to Average Net Assets:
Gross expenses (d)	2.57%		2.94%
Net expenses (d)	2.57%		2.94%
Net investment income (loss) (d)	(1.61)%		(1.56)%
Supplemental Data:
Net assets, end of period (000’s)	$20,423		$1,956
Portfolio turnover rate (e)	—		—

(a)	Period from commencement of operations.

(b)	Per share net investment income (loss) has been calculated using the daily average shares method.

(c)	Not annualized for periods less than one year.

(d)	Annualized for periods less than one year.

(e)	Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued and without regard to instruments (including swap agreements and futures contracts) having a maturity of less than one year.

Additional information about certain investments of Rising Rates Opportunity ProFund is available in the annual and semi-annual reports to shareholders of the ProFunds. In the annual report you will find a discussion of the market conditions that significantly affected performance during the fiscal year covered by the report.

You can find more detailed information about Rising Rates Opportunity ProFund in ProFunds’ current Statement of Additional Information, dated May 1, 2004. The SAI has been filed electronically with the Securities and Exchange Commission (SEC) and information relating to the Rising Rates Opportunity ProFund is incorporated by reference into, and is legally a part of, this Prospectus. To receive your free copy of a Statement of Additional Information, or the annual or semi-annual reports, or if you have questions about investing in ProFunds, write us at:

ProFunds

P.O. Box 182800

Columbus, OH 43218-2800

or call our toll-free numbers:

(888) PRO-FNDS (888) 776-3637 For Investors

(888) PRO-5717 (888) 776-5717 Institutions and Financial Professionals Only

or visit our web site www.profunds.com

You can find reports and other information about ProFunds on the SEC’s website (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee by electronic request at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the ProFunds, including their Statement of Additional Information, can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For information on the Public Reference Room, call the SEC at 1-202-942-8090.

ProFunds and the Bull & Bear design, Rising Rates Opportunity ProFund and Not just funds, ProFunds are registered trademarks or service marks of ProFund Advisors LLC.

ProFunds Executive Offices

Bethesda, MD

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PROFUNDS

Not just funds, ProFundsSM